Loss Per Share (Tables)	3 Months Ended
Mar. 31, 2026
Loss Per Share [Abstract]
Schedule of Basic and Diluted Net Loss Per Share

The basic and diluted net loss per share are as follows:

	Three Months Ended March 31,
in thousands, except share data	2026	2025
Net (loss) income attributable to common stock	$(440,314)	$(17,996)
Weighted average shares outstanding – basic and diluted	611,903,892	454,712,290
Net loss per share – basic and diluted	$(0.72)	$(0.04)